Exhibit 99.1
UBS Global Oil & Gas Conference May 22, 2007 Eric Fisher Vice President - Investor and Corporate Communications

2007 Off to a Great Start Record first-quarter earnings of $1.86 per share Gasoline and diesel margins, better than last year Futures market indicates 2007 likely to be better than 2006 Executing initiatives to increase shareholder value $4.2 billon of shares repurchased YTD

Strong Refining Margins 5-Yr Avg 2007 2006 High Low 1/1/2007 5.15 4.69 6.33 7.12 2.87 2/1/2007 4.82 8.7 3.11 8.42 1.98 3/1/2007 8.88 17.21 14.55 14.55 5.64 4/1/2007 11.9 27.8 23.6 23.6 5.77 5/1/2007 10.26 36.24 16.97 16.97 4.1 6/1/2007 9.56 19.4 19.4 4.09 7/1/2007 10.63 22.14 22.14 4.83 8/1/2007 9.25 12.29 16.54 3.22 9/1/2007 9.89 1.58 32.95 1.58 10/1/2007 6.43 4.45 13.52 3.45 11/1/2007 3.79 6.49 6.49 2.54 12/1/2007 3.78 5.06 6.42 0.45 YTD Gulf Coast gasoline margins 30% higher than YTD 2006 YTD Gulf Coast on-road diesel margins 28% than YTD 2006 Forward curve shows 2007 Gulf Coast 3-2-1 crack spread 57% higher than 2006 2007 = $16.65/bbl 2006 = $10.60/bbl Gulf Coast Gas Margin (per bbl) Source: Platts; 2007 data through May 18 Source: Platts; 2007 data through May 18 ULSD; Prior years data = LSD 5-Yr Avg 2007 2006 High Low 1/1/2007 5.63 14.11 9.62 9.62 1.91 2/1/2007 6.86 15.7 12.76 12.76 1.7 3/1/2007 7.07 22.32 15.9 15.9 2.09 4/1/2007 7.84 24.12 18.8 18.8 1.73 5/1/2007 7.14 22.26 19.18 19.18 0.4 6/1/2007 7.56 19.37 19.37 0.86 7/1/2007 7.71 19.55 19.55 1.07 8/1/2007 8.35 20.39 20.39 1.47 9/1/2007 10.38 11.28 25.68 2.55 10/1/2007 13.21 16.09 32.71 3.72 11/1/2007 8.77 16.48 16.48 3.19 12/1/2007 8.29 13.2 13.2 3.53 Gulf Coast On-Road Diesel Margin (per bbl)

Gasoline Fundamentals Bullish Factors Continue Demand at high levels YTD growth at 1.7% over 2006 Strong worldwide economies High global demand for gasoline and blending components 5-Yr Avg 2007 2006 High Low 1/6/2006 8.886 9.292 9.221 9.221 8.665 1/13/2006 8.773 9.184 9.104 9.104 8.562 1/20/2006 8.669 9.129 8.998 8.998 8.389 1/27/2006 8.587 9.09 8.879 8.879 8.22 2/3/2006 8.591 9.074 8.883 8.883 8.204 2/10/2006 8.602 9.0735 8.939 8.939 8.143 2/17/2006 8.636 9.121 8.994 8.994 8.238 2/24/2006 8.685 9.129 9.012 9.012 8.374 3/3/2006 8.789 9.143 9.034 9.034 8.514 3/10/2006 8.837 9.167 9.04 9.04 8.554 3/17/2006 8.866 9.178 9.054 9.054 8.625 3/24/2006 8.856 9.21 9.079 9.079 8.598 3/31/2006 8.827 9.285 9.081 9.093 8.499 4/7/2006 8.881 9.363 9.129 9.129 8.512 4/14/2006 8.903 9.365 9.129 9.129 8.53 4/21/2006 8.946 9.343 9.118 9.204 8.548 4/28/2006 8.962 9.286 9.127 9.147 8.642 5/5/2006 8.966 9.254 9.139 9.169 8.686 5/12/2006 8.988 9.293 9.196 9.196 8.613 5/19/2006 9.071 9.241 9.241 8.74 5/26/2006 9.11 9.324 9.337 8.736 6/2/2006 9.103 9.329 9.406 8.8 6/9/2006 9.142 9.351 9.471 8.806 6/16/2006 9.105 9.41 9.438 8.69 6/23/2006 9.154 9.437 9.437 8.826 6/30/2006 9.245 9.507 9.507 8.925 7/7/2006 9.247 9.559 9.559 8.925 7/14/2006 9.269 9.594 9.594 8.978 7/21/2006 9.3 9.602 9.602 9.054 7/28/2006 9.295 9.601 9.601 9.035 8/4/2006 9.358 9.62 9.62 9.108 8/11/2006 9.411 9.61 9.61 9.179 8/18/2006 9.417 9.609 9.609 9.15 8/25/2006 9.413 9.602 9.602 9.17 9/1/2006 9.352 9.583 9.583 9.129 9/8/2006 9.252 9.543 9.543 9.023 9/15/2006 9.155 9.457 9.457 8.972 9/22/2006 9.033 9.377 9.377 8.83 9/29/2006 8.957 9.241 9.241 8.738 10/6/2006 8.954 9.21 9.21 8.75 10/13/2006 8.962 9.227 9.227 8.798 10/20/2006 9.016 9.283 9.283 8.805 10/27/2006 9.079 9.388 9.388 8.915 11/3/2006 9.131 9.391 9.391 9.022 11/10/2006 9.141 9.344 9.344 8.94 11/17/2006 9.096 9.254 9.254 8.911 11/24/2006 9.071 9.209 9.209 8.823 12/1/2006 9.051 9.264 9.264 8.757 12/8/2006 9.05 9.335 9.335 8.721 12/15/2006 9.119 9.421 9.421 8.799 12/22/2006 9.131 9.398 9.398 8.898 12/29/2006 9.127 9.34 9.34 8.877 Source: DOE; 2007 data through May 11 Gasoline Demand, 4-Week Avg (mmbpd) Total gasoline imports low considering strong margin environment More imports required to meet summer demand High margins necessary to attract sufficient imports 5-Yr Avg 2007 2006 1/6/2006 0.81155 1.0245 0.97075000013148 1/13/2006 0.79835 1.0725 0.978 1/20/2006 0.7482 1.05825 0.96725 1/27/2006 0.73905 1.0635 0.97075 2/3/2006 0.7502 1.05125 1.01575 2/10/2006 0.7735 0.9975 1.0335 2/17/2006 0.8029 1.00675 1.1025 2/24/2006 0.8431 0.91025 1.17625 3/3/2006 0.8449 0.86125 1.15675 3/10/2006 0.8716 0.88375 1.20025 3/17/2006 0.8955 0.8475 1.17975 3/24/2006 0.89955 0.909 1.1345 3/31/2006 0.9359 0.964 1.12875 4/7/2006 0.96865 0.97475 1.087 4/14/2006 0.9577 1.03375 1.036 4/21/2006 1.01485 1.04125 1.10825 4/28/2006 1.0245 1.077 1.09125 5/5/2006 1.02265 1.144 1.22825 5/12/2006 1.0436 1.267 1.364 5/19/2006 1.06305 1.436 5/26/2006 1.0727 1.56925 6/2/2006 1.04115 1.50675 6/9/2006 1.03805 1.49675 6/16/2006 0.9695 1.36125 6/23/2006 0.9596 1.21275 6/30/2006 0.9928 1.18075 7/7/2006 1.00085 1.103 7/14/2006 0.9922 1.0945 7/21/2006 0.97915 1.107 7/28/2006 0.984 1.121 8/4/2006 1.0029 1.15025 8/11/2006 1.0043 1.23475 8/18/2006 1.03195 1.31375 8/25/2006 1.02165 1.27775 9/1/2006 0.9856 1.2305 9/8/2006 1.0252 1.1545 9/15/2006 0.9525 1.02325 9/22/2006 0.9433 1.09225 9/29/2006 0.96425 1.114 10/6/2006 0.9646 1.1105 10/13/2006 0.99525 1.07975 10/20/2006 0.9419 0.95425 10/27/2006 0.9299 0.9805 11/3/2006 0.8988 0.96075 11/10/2006 0.91465 1.06375 11/17/2006 0.9355 1.124 11/24/2006 0.8913 1.05425 12/1/2006 0.88185 1.02575 12/8/2006 0.87765 0.9955 12/15/2006 0.86715 0.90675 12/22/2006 0.8978 0.91375 12/29/2006 0.892 1.008 Source: DOE; 2007 statistics through May 11 Total Gasoline Imports, 4-Week Avg (mmbpd)

Gasoline Fundamentals Bullish Factors Continue 5-Yr Avg 2007 2006 High Low 1/6/2006 23.78 22.95 22.64 24.78 22.64 1/13/2006 24.29 23.6 23.25 25.17 23.25 1/20/2006 24.53 24.19 23.87 25.52 23.87 1/27/2006 24.87 24.71 24.67 26.36 24.26 2/3/2006 25 25.04 25.14 26.38 23.97 2/10/2006 25.14 24.8 25.22 26.7 23.83 2/17/2006 24.96 24.4 25.09 26.33 23.47 2/24/2006 24.74 24.121 25.06 25.77 23.01 3/3/2006 24.21 23.7 24.88 25.19 22.61 3/10/2006 23.93 23.3 24.77 24.77 22.32 3/17/2006 23.6 22.9 24.47 24.47 22.29 3/24/2006 23.47 22.8 23.82 24.1 22.6 3/31/2006 23.53 22.1 23.32 24.88 22.33 4/7/2006 23.28 21.33 22.78 24.59 21.86 4/14/2006 23.06 21.04 22.18 24.33 21.94 4/21/2006 23.01 20.79 22 24.22 21.73 4/28/2006 23.22 20.8 22.21 24.16 22.21 5/5/2006 23.31 20.9 22.44 24.65 22.18 5/12/2006 23.4 21 22.44 25.22 22.22 5/19/2006 23.12 22.56 24.73 22.2 5/26/2006 23.2 22.44 24.97 22.14 6/2/2006 23.29 22.55 24.53 22.55 6/9/2006 23.17 22.79 24.05 22.46 6/16/2006 23.26 22.68 24.43 22.34 6/23/2006 23.07 22.5 24.52 22.38 6/30/2006 22.86 22.41 24.25 22.28 7/7/2006 22.84 22.25 24.06 22.2 7/14/2006 22.77 22.33 23.75 22.31 7/21/2006 22.48 21.98 23.48 21.98 7/28/2006 22.38 21.96 23.42 21.69 8/4/2006 22.02 21.59 23.33 21.17 8/11/2006 21.56 21.37 22.66 20.9 8/18/2006 21.38 21.42 22.81 20.3 8/25/2006 21.38 21.47 22.55 20.35 9/1/2006 21.37 21.59 22.49 20.38 9/8/2006 21.67 21.69 22.79 21.01 9/15/2006 21.95 21.95 22.75 21.61 9/22/2006 22.56 22.81 23.34 21.72 9/29/2006 22.69 23.27 23.85 21.99 10/6/2006 22.53 23.39 23.46 21.5 10/13/2006 22.33 22.78 22.78 21.91 10/20/2006 22.04 22.34 22.42 21.23 10/27/2006 21.79 21.8 22.44 20.88 11/3/2006 21.7 21.73 22.21 21.09 11/10/2006 21.61 21.43 22.13 20.8 11/17/2006 21.81 21.79 22.26 21.36 11/24/2006 22.08 21.83 22.46 21.78 12/1/2006 22.35 21.59 22.84 21.59 12/8/2006 22.54 21.41 23.3 21.41 12/15/2006 22.44 21.33 23.08 21.33 12/22/2006 22.53 21.69 23.09 21.69 12/29/2006 22.78 22.43 23.24 21.96 Gasoline Days Supply Source: DOE; 2007 statistics through May 11 5-Yr Avg 2007 2006 1/6/2006 0.906621279 0.910287503 0.891526784 1/13/2006 0.90526036 0.903356011 0.887761854 1/20/2006 0.901387651 0.894484291 0.881195633 1/27/2006 0.891947231 0.88453469 0.873985638 2/3/2006 0.880584885 0.8742743 0.863900403 2/10/2006 0.875488532 0.871075483 0.862791173 2/17/2006 0.874280736 0.865664254 0.863812832 2/24/2006 0.873618048 0.862954314 0.859317532 3/3/2006 0.873380879 0.859181034 0.852192619 3/10/2006 0.873024388 0.856566092 0.85119806 3/17/2006 0.872669703 0.859367816 0.851385858 3/24/2006 0.875683545 0.861939655 0.855952242 3/31/2006 0.883500836 0.864928161 0.86344145 4/7/2006 0.889050376 0.871859144 0.863205593 4/14/2006 0.894333561 0.882035505 0.86198688 4/21/2006 0.900271008 0.883999797 0.864782232 4/28/2006 0.904307342 0.887052421 0.871877704 5/5/2006 0.910862987 0.889 0.883498769 5/12/2006 0.919601677 0.886 0.8924517 5/19/2006 0.925136782 0.896256049 5/26/2006 0.931358009 0.902901979 6/2/2006 0.935541136 0.904746381 6/9/2006 0.938812738 0.912043526 6/16/2006 0.942666716 0.921124643 6/23/2006 0.944361667 0.927000058 6/30/2006 0.946404112 0.932351853 7/7/2006 0.945058807 0.926719566 7/14/2006 0.942763543 0.925773629 7/21/2006 0.940162471 0.922584819 7/28/2006 0.938338691 0.916891892 8/4/2006 0.935961034 0.919773124 8/11/2006 0.93418844 0.916127728 8/18/2006 0.935377791 0.916722358 8/25/2006 0.935378635 0.921974705 9/1/2006 0.933561248 0.926789307 9/8/2006 0.933426179 0.930698477 9/15/2006 0.932033659 0.932365622 9/22/2006 0.922285955 0.931115263 9/29/2006 0.902906401 0.922032193 10/6/2006 0.883712452 0.912452721 10/13/2006 0.862135541 0.894707909 10/20/2006 0.85319695 0.879176307 10/27/2006 0.862304323 0.876725129 11/3/2006 0.871706637 0.874036803 11/10/2006 0.883773467 0.876495112 11/17/2006 0.892551663 0.878637148 11/24/2006 0.8976121 0.876451984 12/1/2006 0.905510761 0.882274296 12/8/2006 0.911401701 0.886774008 12/15/2006 0.912587481 0.895816561 12/22/2006 0.912671089 0.902975848 12/29/2006 0.910722181 0.904427832 Operable Refinery CDU Utilization, 4-Week Avg Source: DOE; 2007 statistics through May 11 Refinery utilization has been relatively low More stringent product specifications More complicated refining operations Tightness in labor and equipment for maintenance activities, delays Unplanned outages Days of supply far below last year

Distillate Fundamentals Strong Outlook for Diesel 5-Yr Avg 2007 2006 1/6/2006 2.792328571 3.377535714 2.967928571 1/13/2006 2.734207143 3.285392857 2.927357143 1/20/2006 2.671492857 3.160214286 2.882607143 1/27/2006 2.7159 3.110071429 3.0065 2/3/2006 2.785028571 3.171964286 3.046 2/10/2006 2.80625 3.222642857 2.934392857 2/17/2006 2.848557143 3.305035714 2.976642857 2/24/2006 2.801278571 3.391035714 2.866714286 3/3/2006 2.774771429 3.327892857 2.831714286 3/10/2006 2.818357143 3.349928571 2.909678571 3/17/2006 2.79045 3.408892857 2.896428571 3/24/2006 2.792214286 3.375 2.909142857 3/31/2006 2.827785714 3.4 2.945892857 4/7/2006 2.830421429 3.369 2.973321429 4/14/2006 2.836307143 3.386 2.971178571 4/21/2006 2.88565 3.364 2.98325 4/28/2006 2.89325 3.416 3.00925 5/5/2006 2.900392857 3.442 3.008785714 5/12/2006 2.932885714 3.01125 5/19/2006 2.9247 3.037785714 5/26/2006 2.954007143 3.113821429 6/2/2006 2.92775 3.115678571 6/9/2006 2.962985714 3.1905 6/16/2006 3.015228571 3.307928571 6/23/2006 3.0206 3.303964286 6/30/2006 3.089842857 3.359392857 7/7/2006 3.035535714 3.298178571 7/14/2006 3.013792857 3.34575 7/21/2006 3.001271429 3.358535714 7/28/2006 2.956407143 3.349071429 8/4/2006 3.0087 3.379035714 8/11/2006 2.989971429 3.231964286 8/18/2006 3.006214286 3.247071429 8/25/2006 3.0555 3.282428571 9/1/2006 3.033157143 3.323571429 9/8/2006 3.044078571 3.403142857 9/15/2006 3.031728571 3.370964286 9/22/2006 3.0062 3.378571429 9/29/2006 3.015335714 3.360714286 10/6/2006 3.023057143 3.319714286 10/13/2006 3.040328571 3.443535714 10/20/2006 3.055957143 3.462035714 10/27/2006 3.090028571 3.542642857 11/3/2006 3.118485714 3.647321429 11/10/2006 3.131364286 3.685 11/17/2006 3.140714286 3.699178571 11/24/2006 3.118057143 3.594 12/1/2006 3.083842857 3.493 12/8/2006 3.032864286 3.329821429 12/15/2006 3.001828571 3.305 12/22/2006 2.998935714 3.353321429 12/29/2006 2.97295 3.371571429 Record demand YTD total distillates growth 4.7%, YTD on-road diesel growth 13.2% Key growth drivers Good economy, colder weather helped high-sulfur demand, early move to low/ultra-low sulfur fuels in some markets, and ULSD's lower miles per gallon Off-road diesel sulfur spec drops from 2,000 ppm to 500 ppm on 6/1/07 Shifts high-sulfur market to low/ultra-low sulfur pool On-Road Diesel (ULSD + LSD) Demand, 4-Week Avg (mmbpd) Source: DOE; 2007 data through May 11 5-Yr Avg 2007 2006 High Low 1/6/2006 28.33 24 26.46 30.91 24.84 1/13/2006 29.06 24.84 26.81 31.3 25.85 1/20/2006 28.98 26.52 27.3 32.57 26.27 1/27/2006 27.12 27.2 25.5 31.42 25.43 2/3/2006 26.18 26.12 25.6 31.55 23.34 2/10/2006 25.93 26 27.11 31.99 22.46 2/17/2006 25.49 24.69 26.16 31 22.51 2/24/2006 25.62 23.482 27.38 30.96 22.19 3/3/2006 25.74 23.97 28.25 30.77 22.15 3/10/2006 25.02 23.63 27.14 27.87 21.95 3/17/2006 25.23 22.81 27.11 28.68 23.23 3/24/2006 24.87 23 26.85 28.5 21.53 3/31/2006 24.22 22.9 26.2 26.94 22.03 4/7/2006 24.55 23.53 25.02 28.72 22.26 4/14/2006 23.92 23.33 24.2 27.53 21.62 4/21/2006 23.59 24.26 24.24 26.7 20.87 4/28/2006 23.99 24.1 23.93 27.4 20.74 5/5/2006 23.45 24.53 23.88 25.47 21.35 5/12/2006 23.94 24.14 23.7 26.54 21.17 5/19/2006 23.95 23.97 27 21.3 5/26/2006 24.22 23.65 26.78 21.93 6/2/2006 24.78 24.17 29.54 22.33 6/9/2006 24.76 23.7 29.08 22.53 6/16/2006 24.25 22.56 27.88 22.35 6/23/2006 23.91 22.78 27.45 21.52 6/30/2006 23.83 22.54 26.17 22.13 7/7/2006 24.97 23.88 27.78 23.07 7/14/2006 25.2 23.18 28.79 23.18 7/21/2006 25.43 22.98 28.58 22.98 7/28/2006 25.95 22.74 29.65 22.74 8/4/2006 25.2 22.17 28.45 22.17 8/11/2006 25.23 23.5 27.62 23.5 8/18/2006 25.23 23.68 27.63 23.68 8/25/2006 25.06 23.75 26.72 23.75 9/1/2006 25.35 24.27 28.1 23.81 9/8/2006 25.77 24.64 28.92 24.34 9/15/2006 25.39 25.91 27.54 23.91 9/22/2006 25.53 26.03 26.52 24.24 9/29/2006 25.07 26.33 26.37 23.23 10/6/2006 24.34 26.72 26.72 22.69 10/13/2006 24.1 24.6 26.93 22.5 10/20/2006 23.37 23.84 26.63 21.23 10/27/2006 23.13 22.96 26.21 20.96 11/3/2006 22.9 21.5 25.72 21.35 11/10/2006 22.24 20.28 24.31 20.28 11/17/2006 22.69 19.91 24.78 19.91 11/24/2006 22.9 20.51 25.74 20.51 12/1/2006 23.52 21.41 26.39 21.41 12/8/2006 24.48 22.53 28.33 22.53 12/15/2006 24.34 22.84 26.89 22.84 12/22/2006 24.85 22.89 27.59 22.89 12/29/2006 25.81 23.07 29.82 23.07 On-Road Diesel (ULSD + LSD) Days Supply Source: DOE; 2007 statistics through May 11

Feedstock Differentials Still Wide Worldwide crude supply mix expected to be stable going forward Heavy sours hold steady Near-term significant new production is light sweet crude But demand for light sweet crude growing rapidly to meet worldwide clean fuels requirements 2005 2010 Light Sweet 0.34 0.34 Light/ Medium Sour 0.51 0.5 Heavy Sour 0.13 0.13 High TAN 0.02 0.03 Stable World Crude Supply Mix - 2005 vs. 2010 Source: Industry reports Feedstock differentials expected to remain wide Recent Mid-Continent refinery outages affected WTI prices Oversupply of crude oil in WTI pricing hub of Cushing, OK Crude oil differentials versus WTI still recovering, but normal versus other light-sweet crude oils like Light Louisiana Sweet WTI - Maya WTI - Mars LLS - Mars 2002 5.74 2.15 2.52 2002 5.96 1.96 2.36 2002 5.75 2.06 2.47 2002 4.22 1.63 2.07 2002 4.64 2.74 2.2 2002 4.1 2.02 2.17 2002 4.39 1.9 1.96 2002 5.38 2.93 2.54 2002 5.25 2.52 2.41 2002 4.58 2.78 3.01 2002 6.32 4.42 4.37 2002 6.93 2.82 3.4 2003 5.41 3.27 3.85 2003 8.22 5.19 5.28 2003 9.15 3.69 6.02 2003 7.7 3.94 3.6 2003 6.68 2.26 2.35 2003 7.36 3.57 3.18 2003 5.62 3.22 2.95 2003 5.96 3.1 3.04 2003 5.97 3.36 3.66 2003 6.26 3.11 3.64 2003 6.85 3.51 3.58 2003 7.66 2.82 3.26 2004 8.54 4.06 5.74 2004 10.01 5.6 6.48 2004 9.49 4.6 5.76 2004 9.21 5.55 5.77 2004 8.54 4.31 4.47 2004 8.28 4.76 4.49 2004 10.68 4.99 5.48 2004 11.99 6.21 6.98 2004 13.71 7 7.85 2004 14.67 10.44 11.51 2004 16.63 8.89 8.51 2004 15.22 7.67 7.12 2005 16.93 7.18 6.8 2005 17.09 6.61 5.73 2005 17.82 7.21 6.58 2005 14.84 6.56 5.42 2005 11.24 5.11 4.18 2005 14.26 5.15 4.31 2005 14.47 5.46 4.62 2005 17.38 7.24 7.04 2005 15.23 5.63 6.95 2005 15.48 6.87 7.48 2005 16.56 6.83 6.2 2005 17.51 7.61 7 2006 18.08 7.08 6.81 2006 15.01 8.18 7.31 2006 14.28 7.86 7.59 2006 14.27 5.87 6.12 2006 15.56 7.04 7.24 2006 17.28 7.16 7.1 2006 16.45 6.67 7.17 2006 13.54 7.69 8.27 2006 12.56 8.14 7.06 2006 12.34 7.01 5.61 2006 13.08 6.05 6.36 2006 13.97 6.74 8.08 2007 12.68 5.96 7.24 2007 12.89 5.77 7.06 2007 12.75 3.02 4.92 2007 11.15 1.86 5 2007 9.44 3.18 6.55 Sour Crude Differentials (per bbl) Source: Platts; 2007 data through May 18

Industry Trends Constructive for Refining Margins Industry margins to stay higher for longer Result World demand growth continues 2007 estimates 1.6 million barrels per day increase (1.9% growth) Industry refinery expansions and new construction costing much more and taking much longer Since 2004, prices of steel up 74% and heavy-wall reactors up 133% and lead times longer (heavy-wall reactors 36+ months) Gulf Coast skilled labor costs up 60%, but productivity down 35% from 2004 Refineries more complex and units more interdependent than ever Results in longer turnarounds and maintenance periods Downtime at one unit impacts refinery-wide throughput More stringent regulations reduce system flexibility tremendously Product specifications and regulations more difficult to meet Reduced ability to blend off-spec products

Valero's Advantages Aruba Throughput capacities in thousand barrels per day; Excludes 165,000 bpd Lima, OH refinery 17 Refineries Across Four Key Regions High-complexity system and leader in conversion capacity Enables us to convert more low- quality, discounted feedstocks into high-quality products Refining system designed for feedstock flexibility Increased variety of heavy sour and resid feedstocks from 27 in 2002 to 40 in 2006 Source: Company reports; VLO figures exclude Lima, OH refinery Gulf Coast 1,720 West Coast 305 Mid-Con 455 Northeast 620 Total 3,100 3.1 million barrels per day of throughput capacity Scale helps mitigate affect of specific outages Geographically diverse Presence in four key regions enables Valero to capture and optimize around regional margin trends Coking Hydrocracking Cat Cracking VLO 392.3 238.6 922 XOM 395 158 823 COP 313 133 732 RDS 276 230 506 BP 217 231 473 CVX 173 212 264 MRO 61 28 384 SUN 12 28 334 TSO 57 62 156 Conversion Capacity (mbpd)

Strategic Focus Has Shifted GOAL - Become a better positioned, better performing, and more valuable company for the long-term Aggressive acquisition strategy was the right call over the past decade Acquisition market has changed Asset values have risen relative to our valuation Easy bargains are gone Now time to focus on Bottom-line growth in EPS and cash flow per share Substantial opportunities for improving operations Strategic projects for organic growth Reducing number of shares outstanding

Valero's Key Initiatives Evaluating all capital projects in light of higher costs and changing markets Removing or reducing scope on some projects Focusing on value-added, organic growth projects at flagship and niche refineries, commercial ventures to increase margins and system flexibility Targeting at least $1 billion in annual operating income improvements over next 5 years Energy, mechanical availability, other operating costs Higher performance expectations and more accountability across all lines of business Restructuring retail business Selective portfolio optimization Some assets in our portfolio more strategic and valuable to others Executed agreement, subject to regulatory approval, to sell Lima, OH refinery to Husky Energy for $1.9 billion plus net working capital estimated at $200 million - expect to close by June 30 Balanced approach to allocating cash

Balanced Approach to Investing Cash Capital expenditures - maintaining $3.5 billion budget for 2007 Dividends - increased twice in 2006 and by 50% already in 2007 Goal is to pay dividends in-line with peer group Stock buybacks Board approved additional $4 billion share repurchase authorization - total of $6 billion authorized plus anti-dilution $1 billion purchased through April $3 billion purchased under accelerated share repurchase (ASR) program funded by debt Remaining $2 billion via open market purchases in 2007 Continue purchases under anti-dilution program By year-end 2007, estimate 85-90 million (14%-15%) share reduction, net of dilution Debt Paying off callable higher coupon and maturing debt - $465 million in 2007 Intend to swap most of $3 billion ASR bridge loan for longer-term debt Targeting net book debt-to-cap ratio of 25% to 30%

Strategic Summary Maintain a strong balance sheet Optimize asset portfolio Achieve meaningful EPS and cash flow per share growth by: Internal improvements in operating and financial performance Organic growth investments Share repurchases - making our shares more valuable Continue to look for external growth opportunities

Appendix

Capital Expenditures Details 2006 2007E Regulatory 585 410 Turnarounds 570 425 Sustaining/Other 685 1100 Tier II 990 385 Strategic 920 1180 Strategic Tier II Sustaining/ Other Turnarounds Regulatory $3,750 $3,500 millions Regulatory and Tier II capital spending drops by $780 million from 2006 actual to 2007 budget

2007 Major Strategic Projects Evaluating large hydrocracker and expansion projects at St. Charles and Port Arthur Planning bottoms-upgrading project at Jean Gaulin (Quebec) refinery Refinery Project Start Up Total Cost1 ($mm) Annual EBITDA ($mm) IRR1 Port Arthur Crude Expansion 1Q $157 $90 40% Houston Mild Hydrocracker 1Q 412 28 30% St. Charles Mild Hydrocracker 2Q 424 125 31% Bill Greehey (CC) Iso-Octene unit 2Q 77 30 26% Benicia ULSD Hydrotreater 2Q 105 45 28% Wilmington Alky Expansion 2Q 195 45 23% Bill Greehey (CC) ULSD Hydrotreater 4Q 260 20 14% 2 2 1 Total project cost includes non-strategic capital costs; Internal rates of return based on "strategic" portion of capital 2 VLO portion, on which the IRR is based; Premcor spent $150 mm prior to acquisition

Map of Valero Refineries Valero Marketing Presence Quebec, Canada 215,000 bpd capacity Three Rivers, Texas 100,000 bpd capacity Corpus Christi, Texas 340,000 bpd capacity Wilmington, California 135,000 bpd capacity Benicia, California 170,000 bpd capacity McKee, Texas 170,000 bpd capacity Krotz Springs, Louisiana 85,000 bpd capacity Texas City, Texas 245,000 bpd capacity Houston, Texas 130,000 bpd capacity Port Arthur, Texas 325,000 bpd capacity St. Charles, Louisiana 250,000 bpd capacity Ardmore, Oklahoma 90,000 bpd capacity Memphis, Tennessee 195,000 bpd capacity Paulsboro, New Jersey 195,000 bpd capacity San Nicholas, Aruba 275,000 bpd capacity Delaware City, Delaware 210,000 bpd capacity Capacity shown in terms of crude and feedstock throughput Lima, Ohio 165,000 bpd capacity Transaction pending

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward- looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com.